UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 17, 2004


                                KOPIN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                        0-19882                   04-2833935
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(State or Other Jurisdiction     (Commission                (IRS Employer
 of Incorporation)                File Number)               Identification No.)


               695 Myles Standish Blvd., Taunton, MA    02780-1042
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1  Kopin Corporation Press Release, dated February 17, 2004.


Item 12. Results of Operations and Financial Condition.

     Kopin Corporation issued a press release on February 17, 2004, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the fourth quarter and full year ended December 31, 2003. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KOPIN CORPORATION


Dated: February 17, 2004         By: /s/ Richard A. Sneider
                                     -------------------------------------------
                                     Richard A. Sneider
                                     Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)






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                                  EXHIBIT INDEX

Exhibit Number         Description
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99.1                   Press Release, dated February 17, 2004